UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders

Nature's Sunshine Products, Inc. (the "Company") held its 2018 Annual Meeting of Shareholders on May 2, 2018 (the "Meeting"). The proposals voted upon at the Meeting and the final results of the shareholder vote on each proposal are set forth below. Each of the proposals is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2018 (the "Proxy Statement").

(1)         Election of Directors. The Company’s shareholders elected all persons nominated for election as directors as set forth in the Proxy Statement to serve until the next Annual Meeting of Shareholders. The following table sets forth the vote of the shareholders at the Meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote
Jia Hongfei	14,278,655	518,591	2,453,407
Kristine F. Hughes	14,773,092	24,154	2,453,407
Robert B. Mercer	14,248,629	548,617	2,453,407
Gregory L. Probert	14,238,519	558,727	2,453,407
Mary Beth Springer	14,282,643	514,603	2,453,407
Robert D. Straus	14,278,726	518,520	2,453,407
J. Christopher Teets	14,239,413	557,833	2,453,407
Jeffrey D. Watkins	14,629,091	168,155	2,453,407

(2)         Ratification of appointment of independent registered public accounting firm. The Company’s shareholders voted upon and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2018. The following table sets forth the vote of the shareholders at the Meeting with respect to the appointment of Deloitte & Touche LLP:

For	Against	Abstain
17,233,573	13,935	3,145

There were no broker non-votes in the ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2018.

(3)         Advisory Resolution on Executive Officer Compensation. The Company’s shareholders, on an advisory basis, voted to approve an advisory resolution of the compensation of the Company’s named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
14,168,502	603,584	25,160	2,453,407

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: May 7, 2018	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Secretary